                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) March 26, 1997


                            UCFC Funding Corporation
             (Exact name of registrant as specified in its charter)


         Louisiana                    333-7939                 72-1328674
(State or other jurisdiction of     (Commission              (IRS Employer
      incorporation)                 File Number)              ID Number)


     4041 Essen Lane, Baton Rouge, Louisiana                      70809
    (Address of principal executive offices)                    (Zip Code)

Registrant's Telephone Number, including area code:          (504) 924-6007

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.  Other Events

Filing of Computational Materials and Consent of Independent Accountants.*

     Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, UCFC Funding Corporation (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Manufactured Housing Contract Pass-Through Certificates, Series 1997-1.

     In connection with the offering of the Manufactured Housing Contract Pass-Through Certificates, Series 1997-1, Prudential Securities Incorporated,

the underwriter of the Offered Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Depositor provided the Underwriter with certain information regarding the characteristics of the Manufactured Housing Contracts in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as
Exhibit 99.1.

---------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated March 25, 1997, and Prospectus Supplement dated March 25, 1997, of UCFC Funding Corporation, relating to its Manufactured Housing Contract Pass-Through Certificates, Series 1997-1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.

     23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1).

     99.1 Computational Materials.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UCFC ACCEPTANCE CORPORATION



                                            By: /s/ H.C. McCall, III
                                               -------------------------
                                                Name:  H. C. McCall, III
                                                Title: President



Dated: March 26, 1997

                                  EXHIBIT INDEX

Exhibit                                                                    Page

8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.
23.1     Consent of Stroock & Stroock & Lavan LLP (included in
         Exhibit 8.1).
99.1     Computational Materials.